UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2026

DigitalOcean Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40252	45-5207470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Edgeview Drive, Suite 425 Broomfield, Colorado		80021
(Address of principal executive offices)		(Zip Code)

(646) 827-4366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000025 per share	DOCN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 10, 2026, DigitalOcean Holdings, Inc. (the “Company”) and its wholly owned subsidiary DigitalOcean, LLC (the “Lessee”) entered into a Transaction Agreement with MUFG Americas Capital Leasing & Finance, LLC, as lessor (the “Lessor”), MUFG Bank, Ltd., as administrative agent and collateral agent, and the rent assignees party thereto, together with a related Master Lease Agreement between the Lessee and the Lessor and a Guaranty by the Company and certain of its subsidiaries in favor of MUFG Bank, Ltd., as administrative agent (collectively, the “Equipment Finance Agreements”).

The Equipment Finance Agreements provide for up to $725 million of committed financing to fund purchases of data center equipment (“Equipment”) as well as an accordion feature permitting the Company to increase the committed financing thereunder by up to $300.0 million, to $1.025 billion in the aggregate, with any such increase on the same terms as the existing commitments (the “Equipment Finance Facility”). The Company currently intends to exercise the accordion feature of the Equipment Finance Facility in full, subject to obtaining commitments from new or existing lenders and other conditions.

Under the Equipment Finance Facility, from time to time until September 10, 2027, the Lessee may request advances from the Lessor (“Advances”) funding up to 90% of the cost of Equipment, with the Lessee funding the balance as prepaid rent, and the Lessor will acquire the Equipment with such funds and lease it to the Lessee under lease supplements to the Master Lease Agreement (“Equipment Leases”). The Company expects to account for the Equipment Leases as finance leases.

Rent under each Equipment Lease is payable monthly in arrears and amortizes the applicable Advance in full by September 10, 2030. Each Advance bears interest at a fixed rate, determined at the time of the applicable Advance, equal to a term SOFR swap rate plus 2.75% per annum. The Lessee paid customary arrangement, upfront and agency fees at closing and will pay a commitment fee on undrawn commitments of 0.20% per annum, increasing to 0.40% per annum six months after closing. The Lessee may prepay and purchase the Equipment, in whole or in part, subject to a prepayment premium of 5% in the first year and 3% in the second year following the applicable Advance. Title to the Equipment will transfer to the Lessee for nominal consideration upon payment in full of the amounts under the applicable Equipment Lease.

The Equipment Finance Facility is guaranteed by the Company and certain of its subsidiaries and is secured by the Equipment and related collateral, and the Equipment Finance Agreements contain covenants, including financial covenants, and events of default substantially consistent with those in the Company’s Credit Agreement dated as of May 5, 2025, as amended, together with additional covenants customary for an equipment lease financing.

The foregoing description of the Equipment Finance Facility and the Equipment Finance Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Equipment Finance Agreements, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 10, 2026, the Company issued a press release announcing the Equipment Finance Facility. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any previous or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language in such filings, except as expressly incorporated by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the expected availability and use of the Equipment Finance Facility, including with respect to the accordion feature thereof, and the expected accounting treatment of the Equipment Leases. These forward-looking statements are based on the current expectations of the Company’s management and are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements, including those factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent filings with the Securities and Exchange Commission. It is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 10, 2026
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2026

DigitalOcean Holdings, Inc.

By:	/s/ W. Matthew Steinfort
W. Matthew Steinfort, Chief Financial Officer